                                                               EX-10.3
                 Management and Consulting Agreements

                       MANAGEMENT AND CONSULTING AGREEMENT

      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and BRILL NEWSPAPERS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.

BRILL NEWSPAPERS, INC.                    BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT

      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and BRILL RADIO, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


BRILL RADIO, INC.


By:________________________________
   a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CADILLAC NEWSPAPERS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


CADILLAC NEWSPAPERS, INC.                 BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT

      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CENTRAL MICHIGAN NEWSPAPERS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.

CENTRAL MICHIGAN NEWSPAPERS,              BRILL MEDIA COMPANY, L.P.
INC.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT

      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CENTRAL MISSOURI BROADCASTING, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer



CENTRAL MISSOURI BROADCASTING, INC.


By:________________________________
   a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT

      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CMB II, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


CMB II, INC.


By:________________________________
   a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CENTRAL MICHIGAN DISTRIBUTION CO., INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


CENTRAL MICHIGAN DISTRIBUTION             BRILL MEDIA COMPANY, L.P.
CO., INC.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CENTRAL MICHIGAN DISTRIBUTION CO., L.P., a Virginia limited partnership (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


CENTRAL MICHIGAN DISTRIBUTION             BRILL MEDIA COMPANY, L.P.
CO., L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CMN HOLDINGS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.

CMN HOLDINGS, INC.                        BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and CMN ASSOCIATED PUBLICATIONS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


CMN ASSOCIATED PUBLICATIONS INC.          BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and GLADWIN NEWSPAPERS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


GLADWIN NEWSPAPERS, INC.                  BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and GRAPH ADS PRINTING, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


GRAPH ADS PRINTING, INC.                  BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and HURON HOLDINGS, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.



BRILL MEDIA COMPANY, L.P.


by:____________________________
      a duly authorized officer


HURON HOLDINGS, LLC

      by:  BMC Holdings, LLC; its manager

      by:  Brill Media Company, LLC; its manager

      by:  Brill Media Management, Inc.


      by:________________________________
            a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and HURON NEWSPAPERS, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


BRILL MEDIA COMPANY, L.P.


by:____________________________
      a duly authorized officer


HURON NEWSPAPERS, LLC

      by:  Huron Holdings, LLC, its manager

      by:  BMC Holdings, LLC, its manager

      by:  Brill Media Company, LLC, its manager

      by:  Brill Media Management, Inc.


      by:________________________________
            a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and HURON P.S., LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


BRILL MEDIA COMPANY, L.P.


by:____________________________
      a duly authorized officer


HURON P.S., LLC

      by:  Huron Holdings, LLC; its manager

      by:  BMC Holdings, LLC; its manager

      by:  Brill Media Company, LLC; its manager

      by:  Brill Media Management, Inc.


      by:________________________________
            a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and MIDLAND BUYER'S GUIDE, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


MIDLAND BUYER'S GUIDE, INC.               BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NB II, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NB II, INC.


By:________________________________
   a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NCH II, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NCH II, LLC

      by:   BMC Holdings, LLC, its manager

      by:   Brill Media Company, LLC, its manager

      by:   Brill Media Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NCR II, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NCR II, INC.


By:________________________________
   a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NCR III, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NCR III, LLC

      by:  NCH II, LLC, its manager

      by:  BMC Holdings, LLC, its manager

      by:  Brill Media Company, LLC, its manager

      by:  Brill Media Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NORTHLAND BROADCASTING, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NORTHLAND BROADCASTING, LLC

      by:  Northland Holdings, LLC, its manager

      by:  BMC Holdings, LLC, its manager

      by:  Brill Media Company, LLC, its manager

      by:  Brill Media Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NORTHLAND HOLDINGS, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NORTHLAND HOLDINGS, LLC

      by:   BMC Holdings, LLC, its manager

      by:   Brill Media Company, LLC, its manager

      by:   Brill Media Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NORTHERN COLORADO HOLDINGS, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five hundred dollars ($500.00) per month, together with reimbursement of any expenses advanced by BMCLP, payable on the first day of each month.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NORTHERN COLORADO HOLDINGS, LLC

      by:   BMC Holdings, LLC, its manager

      by:   Brill Media Company, LLC, its manager

      by:   Brill Media Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and NORTHERN COLORADO RADIO, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


NORTHERN COLORADO RADIO, INC.


By:________________________________
   a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and READING RADIO, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


READING RADIO, INC.


By:________________________________
   a duly authorized officer

                       MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed as of this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and ST. JOHNS NEWSPAPERS, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to local newspapers on a consulting and contractual basis. Company owns, publishes, and distributes, directly or indirectly, one or more local newspapers and shoppers and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the production, printing, distribution, and marketing of Company's and others' newspapers, shoppers and circulars, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person or independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out-of-pocket expenses directly applicable to benefits of the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee of five per centum (5%) per year of Company's annual consolidated net operating revenues in each of Company's fiscal years during the Term, payable on the first day of each month based on the revenues of the immediately preceding month.

      6. Term. The term of this agreement shall be one (1) year from its date, and thereafter shall be automatically renewed for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.


ST. JOHNS NEWSPAPERS, INC.                BRILL MEDIA COMPANY, L.P.


by:____________________________           by:____________________________
     a duly authorized officer                 a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and TRI-STATE BROADCASTING, INC., a Virginia corporation (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided. Accordingly, for some time BMCLP has provided such services and consultation to Company upon the terms hereinafter set forth in this agreement, and it is the parties' desire now formally to put into writing their long-standing relationship and agreement.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


TRI-STATE BROADCASTING, INC.


By:________________________________
   a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and TSB III, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


TSB III, LLC

      by:   Tri-State Holdings, LLC, its manager

      by:   Tri-State Management, Inc.


      By:________________________________
         a duly authorized officer

                  BUSINESS MANAGEMENT AND CONSULTING AGREEMENT


      THIS AGREEMENT is executed this 30th day of December, 1997, by and between BRILL MEDIA COMPANY, L.P., a Virginia limited partnership ("BMCLP"), and TSB IV, LLC, a Virginia limited liability company (hereinafter referred to as "Company").

                                    RECITALS

      BMCLP is engaged in the business of managing communications and publishing businesses and of providing advisory and consulting services to persons, firms, and corporations owning, operating, and managing communications businesses and is, therefore, in a position to render valuable management services to owners and operators of broadcast properties on a consulting and contractual basis. Company owns, operates, and manages, directly or indirectly, one or more local broadcast properties and recognizes, therefore, that BMCLP is in a position to render Company valuable services and consultation, not now available to Company, and therefore, desires to employ BMCLP as herein provided.

      NOW, THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and Company agree as follows:

      1. Employment of BMCLP. For the Term (hereinafter defined) Company employs BMCLP as a business manager and consultant to provide assistance and supervision to Company's management in the operation, promotion, marketing, and management of Company's broadcast properties, as herein provided, and BMCLP hereby accepts such employment on the conditions herein set forth.

      2. BMCLP's Services and Relationship. During the Term and at Company's request, BMCLP shall from time to time consult with counsel, and advise Company, its management, its officers, agents, employees, accountants, auditors, and other consultants as, to the extent, and in the manner BMCLP deems necessary and advisable, in connection with the management and operation of Company's business, and BMCLP shall use its best efforts and judgment in rendering such services, without, however, guaranteeing the result and without liability to any person on account thereof. At all times BMCLP is and shall be only an independent contractor as to Company; with respect to Company's operation and management BMCLP will be subject to direction and supervision of Company's officers and management, and no agency, joint venture, or partnership relationship is intended to be or shall be created by and between BMCLP and Company by this agreement or BMCLP's performance hereunder.

      3. Support Services and Benefits. BMCLP also will make available to Company the pooled benefits available generally to its affiliates such as group insurance programs, general insurance coverage, training programs, audit coordination, cash management, profit sharing plan, bulk purchasing, accounting, marketing, and recruiting services. The expertise and manpower of BMCLP shall be available to provide such services at no further charge, but out of pocket expenses directly applicable to benefits to the Company will be borne by the Company.

      4. Intent. The basic intent and purpose of this agreement is that BMCLP's experience and organization be made available to assist Company in its operations, and Company and BMCLP believe, expect, and expressly recognize that BMCLP's services and resources to be provided hereby will be of real, if perhaps intangible, value to Company and will be of great benefit and advantage to Company in the conduct of its business.

      5. Compensation. During the Term, for BMCLP's services hereunder Company will pay to BMCLP a management fee at the rate of ten per centum (10%) per year of Company's annual consolidated net cash revenues (exclusive of trades) in each of Company's fiscal years during the Term, payable in monthly installments on the first day of each month based on Company's revenues for the immediately preceding month; provided, however that in each of Company's fiscal years the amount of such fee shall in no event exceed the amount permitted by application of restrictions on such a management fee contained in any agreement entered into by and between Company and others as at any time and from time to time then in effect.

      6. Term. The term ("Term") of this agreement shall extend for one (1) year from its date, and thereafter for an additional one (1) year period, unless and until such time as either party shall give the other written notice to terminate at least ninety (90) days prior to the expiration of the then period.

      7. Assignment. This agreement may not be assigned by BMCLP or Company.

      8. Virginia Law. This agreement is made pursuant to and the rights of the parties shall be governed by the laws of the Commonwealth of Virginia.

      9. Entire Agreement. This agreement constitutes the entire agreement between the parties on the subject matter hereof and may be changed, altered, or amended only by an agreement in writing duly executed by all parties hereto.

      IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month and year first above written.


BRILL MEDIA COMPANY, L.P.


By:________________________________
   a duly authorized officer


TSB IV, LLC

      by:   Tri-State Holdings, LLC, its manager

      by:   Tri-State Management, Inc.


      By:________________________________
         a duly authorized officer